Exhibit 10.14

                               Sixth Amendment to
                         Executive Employment Agreement
                                John C. Antenucci


This SIXTH AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (Sixth Amendment") is entered into as of December 1, 2008, by and between PlanGraphics Inc., a Colorado Corporation, formerly known as Integrated Spatial Information Solution, Inc. (`Employer") and John C. Antenucci ("Executive").

WHEREAS, Executive and Employer are parties to an Executive Employment Agreement dated May 1, 2002 ("the Agreement"); and

WHEREAS, the term of the Agreement was previously extended from time to time through December 31, 2008,

WHEREAS, the parties mutually desire to further extend the term and modify the provisions of the Agreement.

NOW THEREFORE, and in consideration of the mutual covenants and agreements hereunder contained, the parties hereby agree as follows:

     6) Paragraph 2 of this Agreement is hereby amended to change the Expiration Date to September 30, 2009.

     7) As previously agreed to, beginning October 1, 2007, the Executive shall place in a salary-at-risk-account and on prorata semi-monthly basis, fifteen percent (15%) of the Executive's annual salary, $23,550,

     8) All other terms and condition of the Agreement as amended shall remain unchanged


     EXECUTIVE                                PLANGRAPHICS, INC
                                              A Colorado Corporation


     /S/ John C. Antenucci                    /S/ Fred Beisser



     John C. Antenucci                        Frederick G. Beisser

                                              Senior Vice President - Finance
                                              and Secretary

     Date: 12/1/2008                          Date: December 1, 2008